EXHIBIT 10.2

                                                    OPTION GRANT ISSUED (#) ____


              BIOPOOL INTERNATIONAL, INC. 2000 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION GRANT

     You have been granted the following option to purchase Common Stock ($.001 par value) of Biopool International, Inc. (the "Company"):

     Name of Optionee:

     Total Number of Shares Granted:

     Type of Option:

     Exercise Price Per Share:

     Date of Grant:

     Date Exercisable:

     Vesting Commencement Date:

     Vesting Schedule:

     Expiration Date:

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Biopool International, Inc. 2000 Stock Incentive Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his own account and not with a view to or for sale in connection with any distribution or resale of the security.

OPTIONEE:                                    BIOPOOL INTERNATIONAL, INC.


By:_______________________________           By: ______________________________


Print Name: ______________________           Its: _____________________________





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                                     ANNEX I

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


             BIOPOOL INTERNATIONAL, INC. 2000 STOCK INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT


                           SECTION 1: GRANT OF OPTION

     1.1 OPTION. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

     1.2 STOCK PLAN AND DEFINED TERMS. This option is granted pursuant to and subject to the terms of the Plan, a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms are defined at the end of this Agreement.

                          SECTION 2: RIGHT TO EXERCISE

     2.1 EXERCISABILITY. Subject to Sections 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7. In addition, all of the remaining unexercised options shall become vested and fully exercisable if (i) a Change in Control occurs (as defined in the Plan), before the Optionee's Service terminates and (ii) the option is not assumed or an equivalent option is not substituted by the successor entity that employs the Optionee immediately after the Change in Control or by its parent or subsidiary.

     2.2 $100,000 LIMITATION. The aggregate fair market value (determined at the time the option is granted) of the Shares with respect to which ISOs are exercisable for the first time during any calendar year (under all ISO plans of the Company and its Subsidiaries) shall not exceed $100,000. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under
Section 422(d) of the Code to be

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exceeded,  a pro rata portion of each exercise  shall be treated as the exercise of a Non-Qualified Stock Option.

     2.3   SHAREHOLDER APPROVAL.   Any   other   provision  of   this  Agreement
notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's shareholders.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

     Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by will or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 3, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                         SECTION 4: EXERCISE PROCEDURES

     4.1 NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto ("Notice of Exercise") to the Company in the manner specified pursuant to Section 12.4 hereof. Such notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 5. The notice shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

     4.2 ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

     4.3 WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

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                          SECTION 5: PAYMENT FOR STOCK

     5.1 GENERAL RULE. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

           5.1.1 CASHLESS EXERCISE. A copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option;

           5.1.2 STOCK-FOR-STOCK EXERCISE. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the shares with respect to which this option or portion hereof is exercised; or

           5.1.3 ATTESTATION EXERCISE. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares.

     5.2 WITHHOLDING PAYMENT. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) Stock-for-Stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The fair market value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

     5.3 PROMISSORY NOTE. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note. However, the par value of the Shares acquired upon exercise of such option, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     5.4 EXERCISE/PLEDGE. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the

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loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

     6.1 BASIC TERM. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Plan Administrator).

     6.2 EXERCISE AFTER DEATH. All or part of this option may be exercised at any time before its expiration under Section 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Stock.

     6.3 NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                         SECTION 7: RIGHT OF REPURCHASE

     7.1 OPTION REPURCHASE RIGHT. Following a termination of the Optionee's Service, the Option Repurchase Right shall be exercisable over the Optionee's vested and exercisable options at a price equal to the Fair Market Value of the Stock underlying such options, less the Exercise Price.

     7.2 STOCK REPURCHASE RIGHT. Unless they have become vested in accordance with the Notice of Stock Option Grant and Section 7.4 below, the stock acquired under this Agreement initially shall be Restricted Stock and shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Exercise Price paid for the Restricted Stock. Vested stock acquired under this Agreement shall be subject to a right (but not an

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obligation) of repurchase by the Company,  which shall be exercisable at a price equal to the Fair Market Value of the vested Stock.

     7.3 CONDITION PRECEDENT TO EXERCISE. The Option Repurchase Right and Stock Repurchase Rights (collectively, the "Right of Repurchase") shall be exercisable over Restricted Stock only during the 90-day period next following the later of:

           7.3.1 The date when the Optionee's Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

           7.3.2 The date when this option was exercised by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

     7.4 LAPSE OF RIGHT OF REPURCHASE. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Stock shall become vested if (i) a Change in Control occurs (as defined in the Plan) before the Optionee's Service terminates and (ii) the Right of Repurchase is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary. The Right of Repurchase shall lapse with respect to Shares that have been registered under a then currently effective registration statement under applicable federal or state securities laws, or with respect to Shares that counsel for the Company determines need not, under applicable federal or state securities laws, have such restrictions.

     7.5 EXERCISE OF RIGHT OF REPURCHASE. The Company shall exercise the Right of Repurchase by written notice delivered to the Optionee prior to the expiration of the 90-day period specified in Section 7.3 above. The notice shall set forth the date on which the repurchase is to be effected, which must occur within 31 days of the notice. The certificate(s) representing the Restricted Stock to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the Purchase Price determined according to this Section 7. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Stock. The Right of Repurchase shall terminate with respect to any Restricted Stock for which it has not been timely exercised pursuant to this
Section 7.5.

     7.6 RIGHTS OF REPURCHASE ADJUSTMENTS. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; PROVIDED, HOWEVER, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

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     7.7   TERMINATION OF RIGHTS AS SHAREHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased in accordance with this
Section 7, then after such time the person from whom such Restricted Stock is to be repurchased shall no longer have any rights as a holder of such Restricted Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Stock shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

     7.8 ESCROW. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 7.6 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or (ii) the lapse of the Right of First Refusal.

                       SECTION 8: RIGHT OF FIRST REFUSAL

     8.1 RIGHT OF FIRST REFUSAL. In the event that the Company's stock is not publicly traded and the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 8.1 shall be freely assignable, in whole or in part.

     8.2 ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this
Section  8.  Appropriate   adjustments  to  reflect  the  distribution  of  such

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securities  or property  shall be made to the number  and/or class of the Shares subject to this Section 8.

     8.3   TERMINATION  OF RIGHT OF FIRST  REFUSAL. Any other  provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by this Section 8.

     8.4   PERMITTED  TRANSFERS.  This  Section  8 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor. For purposes of this Section 8.4, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

     8.5 TERMINATION OF RIGHTS AS SHAREHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

                    SECTION 9: LEGALITY OF INITIAL ISSUANCE

     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

     9.1 It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

     9.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

     9.3 Any other applicable provision of state or federal law has been satisfied.

                       SECTION 10: NO REGISTRATION RIGHTS

     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                      SECTION 11: RESTRICTIONS ON TRANSFER

     11.1 SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on


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stock  certificates or the imposition of stop-transfer  instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

     11.2 MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), the Optionee shall not Transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). The Market Stand-Off shall terminate following the expiration of the two-year period immediately following the effective date of the Company's initial public offering. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

     11.3 INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

     11.4 INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

     11.5 LEGENDS. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     11.6 REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

     11.7 ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

                      SECTION 12: MISCELLANEOUS PROVISIONS

     12.1 RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Section 4 and Section 5 hereof.

     12.2 ADJUSTMENTS. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

     12.3 NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

     12.4 NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

     12.5 ENTIRE AGREEMENT. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

     12.6 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AS SUCH LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

                            SECTION 13: DEFINITIONS

     13.1  "AGREEMENT" shall mean this Stock Option Agreement.

     13.2 "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

     13.3 "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

     13.4  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     13.5 "COMMITTEE" shall mean a committee of the Board of Directors, as provided in Section 3 of the Plan.

     13.6  "COMPANY" shall  mean   Biopool   International,   Inc.,  a  Delaware
corporation.

     13.7 "CONSULTANT" shall mean an individual who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

     13.8 "DATE OF GRANT" shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board resolved to grant this option or (ii) the first day of the Optionee's Service.

     13.9 "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     13.10 "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     13.11 "EXERCISE PRICE" shall mean the amount for which one Share may be purchased from the Company upon exercise of this option, as specified in the Notice of Stock Option Grant.

     13.12 "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows:

     (a) If the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

     (b) If the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

     (3) In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator. Such determination shall be conclusive and binding on all persons.

     13.13 "ISO" shall mean an employee  incentive  stock  option  described  in
Section 422(b) of the Code.

     13.14 "NON-QUALIFIED STOCK OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     13.15 "NOTICE OF STOCK OPTION GRANT" shall mean the document so entitled, to which this Agreement is attached.

     13.16 "OPTION REPURCHASE RIGHT" means the Company's right to repurchase Optionee's option pursuant to Section 7.1 hereof.

     13.17 "OPTIONEE" shall mean the individual named in the Notice of Stock Option Grant.

     13.18 "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

     13.19 "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     13.20 "PLAN"  shall   mean  the  Biopool  International,  Inc.  2000  Stock
Incentive Plan, as in effect on the Date of Grant and as amended from time to time.

     13.21 "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

     13.22 "RESTRICTED SHARE" shall mean a Share that is subject to the Right of Repurchase.

     13.23 "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 8 hereof.

     13.24 "RIGHT OF REPURCHASE" shall mean the Company's right of repurchase described in Section 7 hereof.

     13.25 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     13.26 "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

     13.27 "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 8 of the Plan (if applicable).

     13.28 "STOCK" shall mean the Common Stock ($.001 par value).

     13.29 "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     13.30 "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

     13.31 "TRANSFER NOTICE" shall mean the notice of a proposed transfer of Shares described in Section 8 hereof.

                                   EXHIBIT "A"

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

     Biopool International, Inc.
     6025 Nicolle St.
     Ventura, CA 93003

     The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock ($.001 par value) of Biopool International, Inc. (the "COMPANY"), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.

Dated:_____________________________


YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

                            ____________________________________________________
                            (Signature must conform in all respects to name of holder as specified on the face of the Option)


                            ____________________________________________________
                            (Please Print Name)


                            ____________________________________________________


                            ____________________________________________________
                            (Address


     * Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock ($.001 par value) of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.